UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 10, 2024

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Park Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Lazydays Holdings, Inc. (“Lazydays” or the “Company”) held its annual meeting of stockholders on June 10, 2024 (the “Annual Meeting”). As described in the proxy statement furnished to stockholders in connection with the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on May 14, 2024 (the “Proxy Statement”), the following matters were voted on by the Company’s stockholders at the Annual Meeting: (1) the election of John North and James F. Fredlake as Class C directors, each to serve until the 2027 annual meeting of stockholders, or until his successor shall have been duly elected and qualified; (2) the ratification of the appointment of RSM US LLP as Lazydays’ independent registered public accounting firm for the fiscal year ending December 31, 2024; (3) the approval, on an advisory basis, of the compensation of Lazydays’ named executive officers; and (4) the approval of an amendment to the 2018 Long-Term Incentive Plan to increase the number of authorized shares of common stock, par value $0.0001 per share, by 1,500,000. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

1. John North and James F. Fredlake were elected as Class C directors each to serve until the 2027 annual meeting of stockholders, or until his or her successor shall have been duly elected and qualified, by the votes set forth below:

	Votes For	Against	Abstain	Broker Non- Votes

John North	14,914,181	268,538	120,251	2,404,123
James F. Fredlake	14,258,554	922,888	121,528	2,404,123

2. The appointment of RSM US LLP as Lazydays’ independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified by the stockholders by the votes set forth below:

For:	17,457,770
Against:	58,238
Abstain:	191,085

3. The approval, on an advisory basis, of the compensation of Lazydays’ named executive officers was ratified by the stockholders by the votes set forth below:

For:	13,135,195
Against:	2,166,191
Abstain:	1,584
Broker Non-Votes:	2,404,123

4. The approval of an amendment to the 2018 Long-Term Incentive Plan to increase the number of authorized shares of common stock, par value $0.0001 per share, by 1,500,000 was ratified by the stockholders by the votes set forth below:

For:	12,943,054
Against:	2,358,563
Abstain:	1,353
Broker Non-Votes:	2,404,123

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

June 14, 2024	By	/s/ Kelly Porter
Date		Kelly Porter
Chief Financial Officer